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                          MANAGEMENT SERVICES AGREEMENT

THIS  AGREEMENT  dated  effective  as  of  the  26th  day  of  April,  2001.


BETWEEN: ROBERT MINGAY, of 2345 Rolling Hill Road, Okanagan Falls, British Columbia, Canada

                  (hereinafter  called  "Mingay")

                                                          OF  THE  FIRST  PART

AND: WINESHARES INTERNATIONAL INC., a company incorporated under the laws of the State of Nevada

                   (hereinafter  called  "Wineshares")

                                                          OF  THE  SECOND  PART


WHEREAS  Mingay  has  vineyard  management  expertise;

AND WHEREAS Wineshares requires vineyard management services and wishes Mingay to provide same to Wineshares;

NOW  THEREFORE  THE  PARTIES  HAVE  AGREED  and  do  hereby  agree  as  follows:

1. Mingay hereby agrees to provide his services as Vineyard Manager to carry out management and direction of the Eagle Bluff Vineyard (the "Vineyard") pending closing of Wineshares' agreement to acquire the Eagle Bluff Vineyard (the "Management Services").

2. Mingay hereby agrees to provide the vineyard management services good and workmanlike manner and to properly care for and husband the vines.

3. In consideration of Mingay providing all necessary vineyard management services, Wineshares agrees to pay to Mingay a fee in the amount of $1,000.00 per month payable on the 15th day of each month (the "Management Fee").

4. In addition to the payment of the Management Fee, Wineshares agrees to reimburse Mingay for any expenses directly attributable to performing his obligations to Wineshares pursuant to this Agreement.

5. During the currency of this Agreement Mingay will be entitled to reside in the building on the Eagle Bluff Vineyard at no expense but shall be responsible for the payment of utilities.

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6.     This  Agreement  shall commence on the date hereof and shall terminate on the closing or termination of Wineshares' Agreement to purchase the Eagle Bluff Vineyard.

7. No amendment of this Agreement shall be valid unless it is in writing and executed by both parties.

8.     Time  shall  be  of  the  essence  of  this  Agreement.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED  SEALED  AND  DELIVERED
by  ROBERT  MINGAY  in  the  presence  of:


/s/ M. Flemming
------------------------
Signature  of  Witness


M. Flemming                                    /s/ Robert  Mingay
------------------------                       -------------------------
Name  of  Witness                              Robert  Mingay

1631 Welch St.
-------------------------
Address  of  Witness

North Vancouver
-------------------------





WINESHARES  INTERNATIONAL  INC.
by  its  authorized  signatory:


/s/ Buko von Krosigk
------------------------------------
Signature  of  Authorized  Signatory

Buko von Krosigk
------------------------------------
Name  of  Authorized  Signatory